UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

EPIQ SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-36633	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue

Kansas City, Kansas 66105

(Address of principal executive offices, including zip code)

(913) 621-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, the Board of Directors of Epiq Systems, Inc. (the “Company”) created a new directorship and appointed Mr. Brad D. Scott as a new director to the Board, effective January 12, 2015. Mr. Scott, who is currently the President and Chief Operating Officer of the Company, is an “employee director”, which is any director who is a current officer or employee of the Company or any subsidiary thereof. As such, Mr. Scott will not receive compensation for his service as a member of the Board. The appointment of Mr. Scott fills the Board seat vacated in December 2014 and brings the number of directors back to nine. Of the nine directors, seven are independent directors and two are executive officers of the Company.

Mr. Scott has no family relationships with any director or executive officer of the Company, and there are no agreements or understandings between Mr. Scott and any other person pursuant to which he was appointed to the Board. There are no related party transactions between the Company and Mr. Scott that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. The Board has determined that Mr. Scott satisfies the requirements adopted by the Board pursuant to its Corporate Governance Guidelines for service on the Board.

Mr. Scott will serve as a director until the next annual meeting of the shareholders of the Company, or until his respective successor is duly elected and qualified or until his earlier death, disqualification, resignation or removal.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 12, 2015, the Company issued a press release announcing the appointment of Mr. Brad D. Scott as a director of the Board. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

99.1	Press release issued by Epiq dated January 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.
Date: January 12, 2015
	By:	/s/ Tom W. Olofson
	Name:	Tom W. Olofson
	Title:	Chairman of the Board, Chief Executive Officer and Director